UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 23, 2008

BIOSPHERE MEDICAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23678	04-3216867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Hingham Street
Rockland, Massachusetts		02370
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (781) 681-7900

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008, BioSphere Medical, Inc. (“BioSphere” or the “Company”), entered into the following agreements (collectively, the “Amendments”) with its executive officers (the “Executives”) in order to revise certain compensation arrangements between the Company and each such Executive in connection with Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”).

(i) a Second Acknowledgement and Amendment Agreement with Martin J. Joyce to amend that certain letter agreement dated June 14, 2005, as amended, between the Company and Mr. Joyce;

(ii) a Second Acknowledgement and Amendment Agreement with Peter C. Sutcliffe to amend that certain letter agreement dated June 14, 2005, as amended, between the Company and Mr. Sutcliffe;

(iii) an Acknowledgement and Amendment Agreement with Melodie R. Domurad to amend that certain letter agreement dated December 14, 2007 between the Company and Dr. Domurad;

(iv) an Acknowledgement and Amendment Agreement with Joel B.Weinstein to amend that certain letter agreement dated January 3, 2008, between the Company and Mr. Weinstein;

(v) an Acknowledgement and Amendment Agreement with Willard W. Hennemann to amend that certain letter agreement dated February 8, 2008 between the Company and Dr. Hennemann; and

(vi) a Fourth Acknowledgement and Amendment Agreement with Richard J. Faleschini to amend (A) that certain Employment Agreement dated November 2, 2004, as amended, between the Company and Mr. Faleschini and (B) that certain Executive Retention Agreement made effective as of November 2, 2004, as amended, between the Company and Mr. Faleschini.

The Amendments amend the existing employment arrangements with such Executives to provide that (i) any severance payment to an Executive will commence on the 60th day following the date of termination or sooner, depending on when the Executive signs the related release of claims on which the severance payment is conditioned, and (2) if the 60th day of termination falls in the year after termination, such severance payment may begin no earlier than the new year.  In addition, Mr. Faleschini’s Amendment provides for specified changes to the definition of “Good Reason” termination thereunder in order to ensure that such arrangement is exempt from Section 409A.

The foregoing descriptions of the Amendments are qualified in their entirety by the full text of the Amendments, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, each of which is incorporated by reference herein.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits

The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2008	BIOSPHERE MEDICAL, INC.

	By:	/s/ Martin J. Joyce
Martin J. Joyce
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Acknowledgement and Amendment Agreement between the Company and Martin J. Joyce, dated December 23, 2008
10.2	Second Acknowledgement and Amendment Agreement between the Company and Peter C. Sutcliffe, dated December 23, 2008
10.3	Acknowledgement and Amendment Agreement between the Company and Melodie R. Domurad, dated December 23, 2008
10.4	Acknowledgement and Amendment Agreement between the Company and Joel B. Weinstein, dated December 23, 2008
10.5	Acknowledgement and Amendment Agreement between the Company and Willard B. Hennemann, dated December 23, 2008
10.6	Fourth Acknowledgement and Amendment Agreement between the Company and Richard J. Faleschini, dated December 23, 2008